Offerings - Offering: 1	Aug. 28, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Medium-Term Notes, Series D
Amount Registered | shares	1,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 138.10
Offering Note	An initial pricing supplement was filed and a fee of $276.20 was paid on August 25, 2026.